EXHIBIT 25

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                                POWER OF ATTORNEY

    KNOWN ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Renegar his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, for the singular purpose of signing the Annual Report on Form 10-K of Brendle's Incorporated for the fiscal year-ended January 28, 1995 and any or all amendments to such Annual Report on Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with the National Association of Securities Dealers, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date: April 27, 1995                       Signature:
                                           Douglas D. Brendle

                                POWER OF ATTORNEY

    KNOWN ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Renegar his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, for the singular purpose of signing the Annual Report on Form 10-K of Brendle's Incorporated for the fiscal year-ended January 28, 1995 and any or all amendments to such Annual Report on Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with the National Association of Securities Dealers, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date: April 27, 1995                       Signature:
                                           S. Floyd Brendle

                                POWER OF ATTORNEY

    KNOWN ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Renegar his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, for the singular purpose of signing the Annual Report on Form 10-K of Brendle's Incorporated for the fiscal year-ended January 28, 1995 and any or all amendments to such Annual Report on Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with the National Association of Securities Dealers, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date: April 27, 1995                       Signature:
                                           William F. Cosby

                                POWER OF ATTORNEY

    KNOWN ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Renegar his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, for the singular purpose of signing the Annual Report on Form 10-K of Brendle's Incorporated for the fiscal year-ended January 28, 1995 and any or all amendments to such Annual Report on Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with the National Association of Securities Dealers, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date: April 27, 1995                       Signature:
                                           Thomas H. Davis

                                POWER OF ATTORNEY

    KNOWN ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Renegar his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, for the singular purpose of signing the Annual Report on Form 10-K of Brendle's Incorporated for the fiscal year-ended January 28, 1995 and any or all amendments to such Annual Report on Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with the National Association of Securities Dealers, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date: April 27, 1995                       Signature:
                                           Robert R. Dunn

                                POWER OF ATTORNEY

    KNOWN ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Renegar his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, for the singular purpose of signing the Annual Report on Form 10-K of Brendle's Incorporated for the fiscal year-ended January 28, 1995 and any or all amendments to such Annual Report on Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with the National Association of Securities Dealers, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date: April 27, 1995                       Signature:
                                           James B. Edwards

                                POWER OF ATTORNEY

    KNOWN ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Renegar his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, for the singular purpose of signing the Annual Report on Form 10-K of Brendle's Incorporated for the fiscal year-ended January 28, 1995 and any or all amendments to such Annual Report on Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with the National Association of Securities Dealers, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date: April 27, 1995                       Signature:
                                           John D. Gray

                                POWER OF ATTORNEY

    KNOWN ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Renegar his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, for the singular purpose of signing the Annual Report on Form 10-K of Brendle's Incorporated for the fiscal year-ended January 28, 1995 and any or all amendments to such Annual Report on Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with the National Association of Securities Dealers, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date: April 27, 1995                       Signature:
                                           John A. Northen

                                POWER OF ATTORNEY

    KNOWN ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Renegar his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, for the singular purpose of signing the Annual Report on Form 10-K of Brendle's Incorporated for the fiscal year-ended January 28, 1995 and any or all amendments to such Annual Report on Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with the National Association of Securities Dealers, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date: April 27, 1995                       Signature:
                                           Patty Brendle Redway

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